UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

Wishbone Pet Products Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55588	Pending
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2857 Sherwood Heights Drive
Oakville, Ontario, Canada	L6J 7J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(844) 209-3230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[ ]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As of February 7, 2018, the Corporation has appointed VStock Transfer, LLC, a California limited liability company, to act as the transfer agent and registrar of the Corporation’s securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wishbone Pet Products Inc.

	By:	/s/ Rami Tabet
Rami Tabet, President

DATED: February 22, 2016